Section 906 Certificate
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Stephen Webster, the Chief Financial Officer of Luxfer Holdings PLC, a public limited company incorporated under English law (the “Company”), do hereby certify, to my knowledge, that:
•the Quarterly Report on Form 10-Q for the period ended March 30, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2025	__/s/ Stephen Webster_______ Stephen Webster Chief Financial Officer